UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 25, 2024

PROG HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39628	85-2484385
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

256 W. Data Drive	Draper,	Utah	84020-2315
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (385) 351-1369
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	PRG	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
PROG Holdings, Inc. (the "Company") today provided an update to selected financial metrics included in its full-year 2023 outlook that was provided in its press release, dated October 25, 2023. Total revenues and diluted non-GAAP EPS are expected to meet or slightly exceed the high-end of the full-year 2023 outlook, while Adjusted EBITDA is expected to be within the provided range. In addition, the Company’s gross merchandise volume for the fourth quarter of 2023 was better than expected.
The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the "Securities Act").
ITEM 2.05.     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES
As a continuation of cost reduction initiatives intended to drive efficiencies and right-size variable costs while minimizing the negative impact on growth-related initiatives, the Company today announced that it has taken several recent actions that are expected to result in annual pre-tax savings of approximately $15 million. These actions are expected to be substantially completed by the end of the first fiscal quarter of 2024.
In connection with these actions, the Company estimates that it will incur approximately $28 to $31 million of restructuring charges, substantially all of which are expected to be incurred by the end of the first fiscal quarter of 2024. These estimated charges consist primarily of $17 to $18 million in charges related to the termination of certain independent sales agent agreements, $5 to $6 million in charges related to severance payments and other termination benefits involving a reduction in our workforce, and $6 to $7 million in charges related to office space reduction and consolidation. In connection with the cost reduction initiatives, the Company expects that substantially all charges will be cash expenditures.
The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual amounts may differ materially from such estimates. The Company may also incur additional charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the cost reduction initiatives.
ITEM 7.01.     REGULATION FD DISCLOSURE
The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
The Company issued a press release in connection with the continuation of its cost reduction initiatives described above, a copy of which is furnished as Exhibit 99.1 and is incorporated herein by reference. Additionally, a letter to the Company’s employees from Steve Michaels, the Company’s President and CEO, regarding the continuation of the Company’s cost reduction initiatives is furnished as Exhibit 99.2 and is incorporated herein by reference.
The information set forth in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act.

Forward-Looking Statements
This Current Report on Form 8-K contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. All statements other than statements of historical fact made herein are forward-looking statements, including, without limitation, statements regarding the update to the Company’s full year 2023 outlook, the intended effects of the Company’s continuation of its cost reduction initiatives, the timing of completion of the Company’s continuation of its cost reduction initiatives and the Company’s estimates and expectations regarding the costs, charges and expenditures in connection with the continuation of its cost reduction initiatives. The Company has based these forward-looking statements on current expectations and assumptions regarding the cost reduction initiatives, which are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk of additional unexpected costs, charges and expenditures related to the continuation of the cost reduction initiatives, the risk that the Company will not achieve the anticipated pre-tax savings from the continuation of the cost reduction initiatives, the risk that the Company’s continuation of its cost reduction initiatives may negatively impact the Company’s revenue, business operations and reputation and other risks and uncertainties outside of our control. Additional risks and uncertainties that may cause actual results to differ materially include the risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission ("SEC"), including the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 22, 2023 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023, filed with the SEC on October 25, 2023. In providing forward-looking statements, the Company is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law.
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release, dated January 25, 2024.
99.2	Letter to Employees, dated January 25, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROG Holdings, Inc.
		By:	/s/ Brian Garner
Date:	January 25, 2024		Brian Garner Chief Financial Officer